UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 3, 2008 (February 26, 2008)

LIZ CLAIBORNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10689	13-2842791

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1441 Broadway, New York, New York, 10018

(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (212) 354-4900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On February 26, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of Liz Claiborne, Inc. (the “Company”), determined the amount of cash bonus for the 2007 fiscal year to be paid to the Company’s Chief Executive Officer, Chief Financial Officer and other Named Executive Officers as follows: William L. McComb, Chief Executive Officer — $325,000; Andrew Warren, Chief Financial Officer — $431,000; Michael Scarpa, Chief Operating Officer — $168,750; and Lawrence D. McClure, Senior Vice President-Human Resources —$95,625.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.
Dated: March 3, 2008	By:	/s/ Nicholas Rubino
		Name:	Nicholas Rubino
		Title:	Vice President -- General Counsel and Secretary